PRUDENTIAL INVESTMENT PORTFOLIOS 5

PGIM Target Date Income Fund

PGIM Target Date 2020 Fund

PGIM Target Date 2025 Fund

PGIM Target Date 2030 Fund

PGIM Target Date 2035 Fund

PGIM Target Date 2040 Fund

PGIM Target Date 2045 Fund

PGIM Target Date 2050 Fund

PGIM Target Date 2055 Fund

PGIM Target Date 2060 Fund

PGIM Target Date 2065 Fund

PGIM Target Date 2070 Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated December 12, 2025

to the Fund’s Currently Effective Summary Prospectus and Prospectus

You should read this Supplement in conjunction with each Fund’s Summary Prospectus and Prospectus, as applicable,

and retain it for future reference.

The Board of Trustees of Prudential Investment Portfolios 5, of which each Fund is a series, has approved the removal of PGIM Total Return Bond Fund (the “Total Return Bond Fund”)and the inclusion of PGIM Total Return Bond Fund ETF (the “Total Return Bond ETF” as one of the Underlying Funds (as defined below) selected as investments for the Funds.

To reflect this, each Fund’s Summary Prospectus and Prospectus are hereby revised to replace all references to the Total Return Bond Fund with the Total Return Bond ETF. In addition, each Fund’s Summary Prospectus and Prospectus are further revised as follows, effective on or about January 2026:

1.The first sentence (second sentence for PGIM Target Date Income Fund) of the section of each Fund’s Summary Prospectus and Prospectus titled “Investments, Risks and Performance — Principal Investment Strategies” is hereby deleted and replaced with the following:

The Fund pursues its objective by investing in a diversified portfolio of other mutual funds and exchange-traded funds (“ETFs”) within the PGIM fund family (collectively, the “Underlying Funds”) that represent various asset classes and sectors.

2.The first sentence of the third paragraph of the section of the Funds’ Prospectus titled “More About the Funds’ Principal and Non- Principal Investment Strategies, Investments and Risks – Investment Strategies and Investments” is hereby deleted and replaced with the following:

Each Fund pursues its objective by investing in a diversified portfolio of other mutual funds and exchange-traded funds (“ETFs”) within the PGIM fund family (collectively, the “Underlying Funds”) that represent various asset classes and sectors.

3.The last sentence of the 11th paragraph of the section of the Funds’ Prospectus titled “More About the Funds’ Principal and Non- Principal Investment Strategies, Investments and Risks – Investment Strategies and Investments” is hereby deleted and replaced with the following:

From time to time the manager may add other mutual funds or ETFs within the PGIM fund family to the Underlying Funds selected as investments for the Fund (in which case such additional funds will be considered “Underlying Funds”) or remove or replace funds from the current array of Underlying Funds, without notice to shareholders.

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4.The first paragraph of the section of the Funds’ Prospectus titled “More About the Funds’ Principal and Non-Principal Investment Strategies, Investments and Risks – The Funds of Funds Structure – How Do the ‘Funds of Funds’ Work” is hereby deleted and replaced with the following:

The Funds are “funds of funds” that conduct their investment operations by investing in Underlying Funds. The Manager is responsible for selecting the Underlying Funds, subject to Board approval. The Manager currently intends to limit the universe of funds that may serve as Underlying Funds to funds that are managed by the Manager. The Funds invest in Class R6 shares of the Underlying Funds that are other mutual funds in the PGIM fund family. If an Underlying Fund does not offer Class R6 shares, then the Funds will invest in the least expensive share class equivalent offered by the Underlying Fund.

5.The section of the Funds’ Prospectus titled “More About the Funds’ Principal and Non-Principal Investment Strategies, Investments and Risks – Risks of Investing in the Funds” is hereby amended to add the following:

Exchange-Traded Funds (“ETFs”) Risk. Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The Funds will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Funds will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which it invests, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations.

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